Credit Suisse High Yield Credit Fund

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Credit Suisse High Yield Credit Fund

Announces Preliminary Results of Transferable Rights Offering

NEW YORK, May 15, 2026—Credit Suisse High Yield Credit Fund (NYSE American: DHY) (the “Fund”) today announced the preliminary results of its transferable rights offering (the “Offer”). The Offer commenced on April 21, 2026 and expired on May 14, 2026 (the “Expiration Date”). The Offer entitled rights holders to subscribe for up to an aggregate of 34,536,541 of the Fund’s common shares of beneficial interest, par value $0.001 per share (the “Common Shares”). The subscription price was $1.75 per Common Share and was determined based upon the formula equal 86.0% of the net asset value per Common Share at the close of trading on the NYSE American on the Expiration Date. The Offer was oversubscribed.

The Offer was successfully completed, with a total of 34,536,541 Common Shares issued. Gross proceeds of the Offer are expected to be approximately $60.4 million. The Fund intends to invest the net proceeds of the Offer in accordance with its investment objectives and policies. Common Shares will be issued promptly following receipt of all shareholder payments and completion of the pro-rata allocation of Common Shares in respect of the over-subscription privilege.

This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. Such information, including other information about the Fund, can be found on file with the Securities and Exchange Commission (the “SEC”) and should be read carefully before investing.

About Credit Suisse High Yield Credit Fund. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s primary investment objective is to seek high current income, with capital appreciation as a secondary objective to the extent consistent with the principal investment objective. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in investments rated below investment grade quality.

About UBS Asset Management (Americas) LLC. UBS Asset Management (Americas) LLC, the Fund’s investment adviser (“UBS AM (Americas)” or the “Adviser”), is part of the Asset Management business of UBS Group AG, a leading global financial services organization headquartered in Zurich.

Safe Harbor Statement

This press release shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

Forward-Looking Statements

This press release contains certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are “forward-looking statements.” Although the Fund and the Adviser believe the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Fund’s reports that are filed with the SEC. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, the Fund and the Adviser do not assume a duty to update any forward-looking statement.

Risks of Investing in Closed-End Funds

Shares of many closed-end funds frequently trade at a discount from their asset value. Funds are subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in a fund. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.

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